Exhibit 10.84

FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED

CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”), dated as of March 7, 2011, is by and among ML MACADAMIA ORCHARDS, L.P., a Delaware limited partnership, and ML RESOURCES, INC., a Hawaii corporation (collectively, “Borrower”), and AMERICAN AGCREDIT, PCA (“Lender”) with respect to the following facts:

RECITALS

A.            Borrower and Lender entered into a Fourth Amended and Restated Credit Agreement dated as of July 15, 2010 providing Borrower with certain financial accommodations (the “Credit Agreement”).

B.            Borrower has informed Lender that it will not be able to comply with the EBITDA covenant for the quarter ended December 31, 2010 and has requested the ability to reduce the  Maximum Revolving Loan step down upon reasonable notice to the Lender.

C.            Lender is willing to grant Borrower’s request upon the terms and conditions set forth herein below.

NOW, THEREFORE, taking the forgoing Recitals into account, and for other good and valuable consideration, the receipt of which are hereby acknowledged, the parties agree as follows:

1.             Definitions; References; Interpretation.

(a)           Unless otherwise specifically defined herein, each term used herein (including the Recitals hereof) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Agreement.

(b)           Each reference to “this Amendment”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference contained in the Agreement and each reference to “the Agreement” or “the Credit Agreement” and each other similar reference in the other Loan Documents, shall from and after March 7, 2011 refer to the Credit Agreement as amended hereby.

2.             Waiver.  Lender hereby waives compliance with Section 8.12(b) of the Credit Agreement for the quarter ending on December 31, 2010.   Except as waived herein the terms of Section 8.12(b) of the Credit Agreement shall remain in full force and effect.

3.             Amendment to Credit Agreement.  Subject to the terms and conditions hereof, the Credit Agreement is amended as follows:

The definition of “Maximum Revolving Loan” is deleted in its entirety and replaced with the following:

“Maximum Revolving Loan: shall mean Five Million Dollars ($5,000,000) unless and until Borrower notifies Lender that it desires to reduce the Maximum Revolving Loan amount.   All such reductions shall require three Business Days notice and shall be in increments of $500,000.”

4.             Conditions of Effectiveness.   The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(a) Lender shall have received from Borrower a duly executed original of this Amendment.

(b) There shall have been no material adverse change in the business, condition (financial or otherwise), operations, performance, or properties of the Borrower.

(c) No event shall have occurred that may be or with the passage of time may be considered an Event of Default as defined in the Credit Agreement.

(d) All of the representations and warranties contained in the Credit Agreement shall continue to be true and correct and remain in full force and effect as of the date of this Amendment.

5.             Continuing Validity.    Except as expressly modified herein, the terms of the Credit Agreement and all other related loan documents remain unchanged and in full force and effect.  Consent by the Lender to the changes described herein does not waive Lender’s right to strict performance of the terms and conditions contained in the Credit Agreement as amended.  Nothing in this Amendment will constitute a satisfaction of the Indebtedness.  It is the Lender’s intention to retain as liable parties all makers, guarantors, endorsers of the original Indebtedness, unless Lender expressly releases such party in writing.

6.             Miscellaneous.

(a)           The Borrower acknowledges and agrees that the execution and delivery by Lender of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar amendments or waivers under the same or similar circumstances in the future.

(b)           This Amendment shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns.

(c)           This Amendment shall be governed by and construed in accordance with the laws of the State of California, provided that the Lender shall retain all rights arising under federal law.

(d)           This Amendment may be executed in counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Each of the parties hereto understands and agrees that this document may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Lender of a facsimile transmitted document purportedly bearing the signature of the Borrower shall bind the Borrower with the same force and effect as the delivery of a hard copy original.  Any failure of the Lender to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Lender.

(e)           This Amendment contains the entire agreement of the parties hereto with reference to the matters discussed herein.

(f)            If any term or provision of this Amendment shall be deemed prohibited or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Loan Documents.

IN WITNESS WHEREOF the parties have signed this Amendment as of the date first above written.

BORROWER:

ML MACADAMIA ORCHARDS, L.P.,

a Delaware limited partnership

By: ML Resources, Inc., a Hawaii corporation
By:	/s/ Dennis J. Simonis
Name:	Dennis J. Simonis
Title:	President

ML RESOURCES, INC., a Hawaii corporation

By:	/s/ Dennis J. Simonis
Name:	Dennis J. Simonis
Title:	President

LENDER:

AMERICAN AGCREDIT, PCA,

By:	/s/ Vern Zander
Name:	Vern Zander
Title:	Vice President